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                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                          Westwood Holdings Group, Inc.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box)
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1. Title of each class of securities to which transaction applies: Common Stock, $0.01 par value per share.
                                           -------------------------------------

     2.   Aggregate number of securities to which transaction applies:
                                                                      ----------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                    ------------

     4.   Proposed maximum aggregate value of transaction:
                                                          ----------------------

     5.   Total Fee Paid:
                         -------------------------------------------------------

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1. Amount Previously Paid:
                               -------------------------------------------------
     2. Form, Schedule or Registration Statement No.:
                                                     ---------------------------
     3. Filing Party:
                     -----------------------------------------------------------
     4. Date Filed:
                   -------------------------------------------------------------

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[Westwood Logo]


Dear Stockholder:

     You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Westwood Holdings Group, Inc. (the "Company"), which will be held on Thursday, April 24, 2003, at 10:00 a.m., Dallas, Texas time, at The Crescent Club, 200 Crescent Court, Suite 1700, Dallas, Texas 75201. The official Notice of Annual Meeting together with a proxy statement and form of proxy are enclosed. Please give this information your careful attention.

     Westwood invites all stockholders to attend the meeting in person. Whether or not you expect to attend the annual meeting, we urge you to complete, sign, date and promptly return the accompanying proxy card in the enclosed postage-paid envelope to assure your representation at the meeting. You can revoke your proxy at any time before it is voted by delivering written notice to Brian O. Casey at Westwood's principal executive office or by attending the meeting and voting in person.

                                 Sincerely,

                                 /s/ Susan M. Byrne

                                 Susan M. Byrne
                                 Chairman of the Board and
March 14, 2003                   Chief Executive Officer




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                          WESTWOOD HOLDINGS GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 24, 2003

To the Stockholders of Westwood Holdings Group, Inc.:


         NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Westwood Holdings Group, Inc. ("Westwood") will be held at The Crescent Club at 200 Crescent Court, Suite 1700, Dallas, Texas 75201 on Thursday, April 24, 2003, at 10:00 a.m., Dallas, Texas time, to consider and vote on the following
Proposals:

Proposal 1.       The election of five directors to hold office until the
                  next annual meeting of Westwood's stockholders or until their respective successors shall have been duly elected and qualified.

Proposal 2.       The approval of the Westwood Stock Incentive Plan.

Proposal 3.       The approval of the material terms of the annual incentive award for the chief executive officer, effective January 1, 2003.

Proposal 4.       The ratification of the selection of Deloitte & Touche LLP as Westwood's independent auditors for the year ending
                  December 31, 2003.

         In addition, we will consider the transaction of such other business as may properly come before the meeting or at any adjournments or postponements.

         The foregoing items of business are more fully described in the attached proxy statement.

         Only stockholders of record at the close of business on February 26, 2003 are entitled to notice of, and to vote at, the annual meeting. A holder of shares of Westwood's common stock is entitled to one vote, in person or by proxy, for each share of common stock owned by such holder on all matters properly brought before the annual meeting or at any adjournments or postponements.

         All of our stockholders are invited to attend the annual meeting. Whether or not you expect to attend the annual meeting, we urge you to complete, sign, date and promptly return the accompanying proxy card in the enclosed postage-paid envelope to assure your representation at the meeting. You can revoke your proxy at any time before it is voted by delivering written notice to Brian O. Casey at Westwood's principal executive office or by attending the meeting and voting in person.

         This proxy statement and proxy card are being mailed to our stockholders on or about March 14, 2003.

                                           By Order of the Board of Directors

                                           Westwood Holdings Group, Inc.

                                           /s/ Brian O. Casey

                                           Brian O. Casey, Secretary

                          WESTWOOD HOLDINGS GROUP, INC.

                               PROXY STATEMENT FOR
                       2003 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 24, 2003

                          GENERAL QUESTIONS AND ANSWERS

         The following questions and answers are intended to provide brief answers to frequently asked questions concerning the Proposals described in this proxy statement and the proxy solicitation process. These questions and answers do not, and are not intended to, address all the questions that may be important to you. You should carefully read the remainder of this proxy statement, as well as the appendices and the documents incorporated by reference in this proxy statement.

The Annual Meeting

Q:       When and where is the annual meeting?

A: The annual meeting will be held on Thursday, April 24, 2003, at 10:00 a.m., Dallas, Texas time, at The Crescent Club at 200 Crescent Court, Suite 1700, Dallas, Texas 75201. This proxy statement and form of proxy are being mailed to our stockholders on or about March 14, 2003.

Procedures for Voting

Q:       Is my proxy revocable and can I change my vote?

A: You may revoke your proxy at any time before it is voted by doing one of the following:

         o Sending a written notice revoking your proxy to Brian O. Casey, our Secretary, at 300 Crescent Court, Suite 1300, Dallas, Texas 75201;

         o    Signing and mailing to us a proxy bearing a later date; or

         o    Coming to our annual meeting and voting in person.

Q:       Who is entitled to vote?

A: Only stockholders of record as of the close of business on February 26, 2003, the record date, will be entitled to vote on the Proposals at the annual meeting. Each share of common stock is entitled to one vote.

Q:       How do I vote?

A: If you are the record holder of your shares, you can vote by attending the annual meeting in person or by completing, signing and returning your proxy card in the enclosed postage-paid envelope.

         If your shares are held by your broker as your nominee (that is, in "street name"), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If your shares are held in street name, your proxy card may contain instructions from your broker that allow you to vote your shares using the Internet or telephone; please consult with your broker if you have any questions regarding the electronic voting of shares held in street name.

Q:       How does discretionary authority apply?

A: If you sign your proxy card, but do not make any selections, your shares will be voted "FOR" the election of all of the nominees for directors and "FOR" Proposals 2, 3, and 4, and, in the discretion of the proxies, as to all other matters that may be properly brought before the annual meeting.

Q.       How will votes be counted?

A. The annual meeting will be held if a quorum is represented in person or by proxy at the meeting. A quorum is a majority of our outstanding shares of common stock entitled to vote. As of February 26, 2003, there were 5,394,522 shares of common stock outstanding and entitled to vote on each of the Proposals.

         If you have returned a signed proxy card or attend the meeting in person, then you will be considered part of the quorum, even if you do not vote. A withheld vote is the same as an abstention. The effect of abstentions and broker non-votes with respect to a particular Proposal will be a vote "AGAINST" that Proposal. Our transfer agent, Computershare Trust Company, Inc., will count the votes and act as inspector.

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         Broker non-votes occur when proxies submitted by brokers, banks or other nominees holding shares in "street" name do not indicate a vote for some or all of the Proposals because they do not have discretionary voting authority and have not received instructions on how to vote on the Proposals. We will treat broker non-votes as shares that are present and entitled to vote for quorum purposes.

Q. What happens if I do not return my proxy and do not vote at the annual meeting?

A. If you do not attend the annual meeting and do not submit a proxy, the effect will be that you will not be considered part of, or count towards, achieving a quorum. With respect to each of the Proposals, the failure to return a proxy and vote will have neither the effect of a vote "FOR" nor "AGAINST" these Proposals. This is the case, for a plurality of the voting power represented at the annual meeting and entitled to vote is required for the election of directors. The affirmative vote of a majority of the voting power represented at the annual meeting and entitled to vote is required for approval of Proposals 2, 3 and 4, so your shares will similarly not be treated as being represented at the annual meeting.

Q:       Is my vote confidential?

A: Yes. Only the inspector, Computershare Trust Company, Inc., and certain of our employees will have access to your proxy card. All comments will remain confidential, unless you ask that your name be disclosed.

Our Current Stock Ownership

Q:       What percentage of stock do the directors and officers own?

A: Our officers and directors collectively and beneficially owned approximately 1,236,256 shares, or approximately 22.9 percent of our common stock as of February 26, 2003.

Q:       Who are the largest principal stockholders?

A: To our knowledge, our largest principal stockholders are Third Avenue Management LLC owns 19.1%; Susan M. Byrne owns 14.6%; American Express Financial Corporation owns 5.4%; and Dalton, Greiner, Hartman, Maher & Co. owns 5.1% of our common stock as of February 26, 2003.

Other Information

Q:       When are the stockholder proposals due for the annual meeting in 2004?

A: To be included in the 2004 annual meeting, stockholder proposals must be in writing and must be received by Westwood, at the following address: 300 Crescent Court, Suite 1300, Dallas, Texas 75201, Attn:
         Secretary, no later than November 14, 2003.

Q:       Who is soliciting my proxy and who will pay the solicitation expenses?

A: We are soliciting your proxy by and on behalf of our board of directors, and we will pay the cost of preparing and distributing this proxy statement and the cost of soliciting votes. We will reimburse stockbrokers and other custodians, nominees and fiduciaries for forwarding proxy and solicitation material to the owners of our common stock.

Q:       Who can help answer my additional questions?

A: Stockholders who would like additional copies, without charge, of this proxy statement or have additional questions about this proxy statement, including the procedures for voting their shares, should contact:

         William R. Hardcastle, Jr.
         Vice President and Treasurer
         300 Crescent Court, Suite 1300
         Dallas, Texas 75201
         Telephone:  (214) 756-6900

         This question and answer information section is qualified in its entirety by the more detailed information contained in this proxy statement. You are strongly urged to carefully read this proxy statement in its entirety before you vote.

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This proxy statement contains important information that should be read before any decisions are made with respect to the Proposals. You are strongly urged to read the proxy statement in its entirety. You are also strongly urged to read our Annual Report on Form 10-K for the period ended December 31, 2002, especially the Risk Factors section, which is being sent to you with this proxy statement.

                                   PROPOSAL 1:
                              Election of Directors

         Our bylaws provide that the board of directors will consist of between three and eleven directors, as determined from time to time by resolution of the board. The board of directors has set the number of directors at five, all of whom are to be elected at the annual meeting. Each director will serve until the 2004 annual meeting and until his successor has been elected and qualified or until the director's earlier death, resignation or removal. Each nominee has consented to being named in this proxy statement and to serve if elected.

         We have no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a director, and if the board of directors designates a substitute nominee, the persons named in the accompanying proxy will vote for the substitute nominee designated by the board of directors, unless a contrary instruction is given in the proxy.

         Each stockholder is entitled to cast one vote for each share of common stock held on February 26, 2003. A plurality of the shares represented in person or by proxy at the annual meeting and entitled to vote is required for the election of the directors. Votes may be cast in favor or withheld. Stockholders may withhold authority to vote for any nominee by striking a line through the name of such nominee in the space provided for such purpose on the proxy card. Broker non-votes, abstentions and votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.

Nominees

         The persons nominated to be directors are listed below. All of the nominees listed below are currently directors and have been since the inception of Westwood in 2001.

         The following information is submitted concerning the nominees named for election as directors:

Name                              Age        Position With Westwood
----                              ---        ----------------------

Susan M. Byrne                    56         Chairman of the Board of Directors,
                                             Chief Executive Officer, and
                                             Director

Brian O. Casey                    39         President, Chief Operating Officer,
                                             Secretary and Director

Frederick R. Meyer (1)(3)         75         Director

Jon L. Mosle, Jr. (1)             73         Director

Raymond E. Wooldridge (1)(2)      64         Director
-----------------

(1)  Audit committee and compensation committee member.
(2)  Chairman of audit committee.
(3)  Chairman of compensation committee.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
               FOR THE APPROVAL OF EACH OF THE DIRECTOR NOMINEES.

         The biographical information for each director nominee is set forth below.

         Susan M. Byrne has served as Chairman of the Board of Directors, Chief Executive Officer and director of Westwood since its inception in December 2001. Ms. Byrne is the founder of Westwood Management and has served as its Chairman of the Board and Chief Investment Officer since 1983 and as its President from 1983 to 2002. She

                                       3

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served as a director of Westwood Trust from 1996 to 1999. Ms. Byrne serves as a member of the Board of the University of Texas Investment Management Company. She also serves as a member of the Board of Trustees for the City of Dallas Employees Retirement Fund and Chair of the Investment Committee for The First Presbyterian Church of Dallas Foundation.

         Brian O. Casey has served as President, Chief Operating Officer and director of Westwood since its inception in December 2001. Mr. Casey has served as Executive Vice President and Chief Operating Officer of Westwood Management since 2000, President of Westwood Management since 2002 and as the President and as a director of Westwood Trust since 1996. Prior to his appointment to those positions, Mr. Casey served as the Vice President of Marketing and Client Services of Westwood Management from 1992 to 1996.

         Frederick R. Meyer has served as a director of Westwood since its inception in December 2001. Since 1991, he has served as a director of SWS Group, Inc. ("SWS"), a full service securities and banking firm that previously owned Westwood. Since 1985, he has served as the Chairman of the Board of Aladdin Industries, LLC, a diversified company. He served as Aladdin Industries, LLC's President and Chief Executive Officer from 1987 to 1994, from 1995 to May 1999 and from October 2000 to present. He also served as President and Chief Operating Officer of Tyler Corporation, a diversified manufacturing corporation, from 1983 to 1986 and acted as a consultant to Tyler Corporation from 1986 to 1989. He currently serves as a director of Aladdin Industries, LLC, Palm Harbor Homes, Inc., a marketer of manufactured homes, and the Oaks Bank and Trust Company.

         Jon L. Mosle, Jr. has served as a director of Westwood since its inception in December 2001. He has served as director of SWS since 1991. He served as Director of Private Capital Management for Ameritrust Texas Corporation from 1984 to 1992. From 1954 to 1984, he was affiliated with Rotan Mosle, Inc., a regional NYSE member firm, which was acquired by PaineWebber Incorporated in 1983. His roles at Rotan Mosle, Inc. included supervisory responsibility for both over-the-counter trading and municipal departments, as well as participating in corporate finance activities. He served as branch manager, regional manager, Vice Chairman of the Board and member of Rotan Mosle, Inc.'s operating committee.

         Raymond E. Wooldridge has served as a director of Westwood since its inception in December 2001. He is a director of CEC Entertainment, Inc., a Dallas-based NYSE company that operates a chain of pizza and children's entertainment restaurants, D. A. Davidson & Company, Inc., an investment firm located in the Pacific Northwest, and its subsidiary Davidson Trust Company, and Security Bank, a Texas-based regional bank. From 1986 to 1999, he was a director of SWS; from 1996 to 1999, he served as the Vice Chairman and Chairman of the Executive Committee of SWS; from 1993 to 1996, he served as Chief Executive Officer of SWS; and from 1986 to 1993, he served as President and Chief Operating Officer of SWS. He is a past Chairman of the National Securities Clearing Corporation, a national clearing agency registered with the SEC and past Vice Chairman of the Board of Governors of the National Association of Securities Dealers.

Board Meetings and Committees

         The board of directors held seven meetings, or otherwise consented to actions taken during 2002. Each director attended at least 75% of the meetings held by the board of directors and the committees on which he served. The standing committees of the board of directors currently consist of the audit committee and the compensation committee. Messrs. Meyer, Mosle and Wooldridge are the members of our audit committee and our compensation committee. Mr. Wooldridge serves as chairman of our audit committee, and Mr. Meyer serves as chairman of our compensation committee. All members of the audit committee and the compensation committee are "independent directors" within the meaning of applicable New York Stock Exchange rules.

         Audit Committee. The audit committee operates pursuant to a charter approved by our Board of Directors, which the audit committee reviews annually to determine if revisions are necessary or appropriate. A copy of the charter is attached to this proxy as Appendix A. The audit committee oversees the preparation of our financial statements and our independent auditors. The audit committee considers and selects an independent accounting firm to conduct the annual audit, determines the independence of our independent accountants and recommends actions to our Board of Directors to ensure their independence. The audit committee is responsible for reviewing reports from our management relating to our financial condition and other matters that may have a material impact on our financial statements and compliance policies. The audit committee is also responsible for inquiring of our management and independent auditors regarding the appropriateness of the accounting principles we follow, changes in accounting principles and their impact on our financial statements in terms of scope of audits conducted or scheduled to be conducted. The audit committee is responsible for preparing a report stating among other things whether our audited financial statements should be included in our Annual Report. The audit committee met seven times during 2002.

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

         Compensation Committee. The compensation committee authorizes and determines all salaries for our officers and supervisory employees, administers our incentive compensation plans in accordance with the powers and authority granted in such plans, determines any incentive allowances to be made to our officers and staff, administers all of our stock option plans and other equity ownership, compensation, retirement and benefit plans, approves the performance-based compensation of individuals pursuant to Code Section 162(m) and administers other matters relating to compensation or benefits. The compensation committee met four times during 2002.

         Director Compensation. Employee directors do not receive compensation for their services as directors. Each non-employee member of our board of directors receives $1,500 for each meeting of the Board of Directors attended by the member, up to a maximum of $6,000 per year. Each non-employee member of our Board of Directors receives an additional $2,500 per year if the member serves on one or more committees of our Board of Directors. Additionally, upon the date of election or re-election as a member of our Board of Directors, each non-employee director is awarded non-statutory stock options for 2,500 shares of our common stock, which vest at the expiration of 12 months from the date of grant and have a term of 10 years. We will review our compensation arrangement for directors from time to time.

                                   PROPOSAL 2:
                  Approval of the Westwood Stock Incentive Plan

         The board of directors has approved the Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan, a copy of which is attached to this proxy as Appendix B (the "Stock Incentive Plan"), and has directed that the plan be submitted to the stockholders for approval. Stockholder approval of the plan is being sought for the purposes of: (i) enabling the plan to satisfy a requirement of Section 162(m) of the Code ("Section 162(m)") relating to performance-based compensation that is not subject to a $1 million deductibility limit; and (ii) permitting the award of incentive stock options (as defined in Section 422 of the Code) under the plan to employees.

         Section 162(m) limits to $1 million the deduction that a publicly-held corporation may take for federal income tax purposes for compensation paid in any year to each of its five highest paid officers. In order to preserve the tax deductibility of compensation paid upon the exercise of options granted under the plan, if total compensation for one of the five highest paid officers exceeds $1 million, the stockholders must approve the plan, including the limit upon the maximum number of options which may be awarded to any employee in any calendar year.

         The plan terms are summarized below.

Westwood Stock Incentive Plan.

         General. We believe that the Stock Incentive Plan will encourage eligible participants, through their individual efforts, to improve our overall performance and to promote profitability by providing them an opportunity to participate in the increased value they help create. There are 948,100 shares of our common stock reserved for issuance under the Stock Incentive Plan. Our officers, directors, employees and consultants are eligible to receive awards under the Stock Incentive Plan, which is administered by the compensation committee of our board of directors. Our board of directors may terminate or amend the Stock Incentive Plan at any time, but must obtain stockholder approval in certain circumstances. No termination or amendment of the Stock Incentive Plan shall adversely affect any then outstanding option or other award without the consent of the holder, unless such termination or amendment is required to enable an option to qualify as an incentive stock option or is necessary to comply with any applicable law, regulation or rule. The Stock Incentive Plan will terminate in 2012 unless terminated earlier by our board of directors.

         Section 162(m) Limit on Awards of Options. The Plan limits the maximum number of shares for which options may be awarded to any employee in any calendar year to 316,033 shares (subject to adjustment for any changes in capital structure).

         Options. Options granted under the Stock Incentive Plan may be in the form of incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options. Only our employees are eligible to receive incentive stock options. In general, all options granted under the Stock Incentive Plan will lapse no more than ten years from the date of grant (five years in the case of an incentive stock option granted to a 10% stockholder of us or one of our subsidiaries). The exercise price of any option will be determined by the compensation committee at the time the option is granted and will not be less than 100% of the fair market value per share of our common stock on the date the option is granted (110% in the case of an incentive stock option granted to a 10% stockholder of us or one of our subsidiaries). The aggregate fair market value on the date of grant of the common stock for which incentive stock options are exercisable by an optionee during any calendar year may not exceed $100,000. Any options granted

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

pursuant to the terms of the Stock Incentive Plan shall be evidenced by an option agreement specifying the number of shares of our stock covered thereby and other terms and conditions as are determined by the compensation committee.

         Options to Non-Employee Directors. Pursuant to the Stock Incentive Plan, each of our non-employee directors shall on the date of election or re-election as a member of our board of directors, be granted a non-statutory stock option for 2,500 shares of our common stock at an exercise price equal to the closing price per share as reported by the NYSE on the date of election or re-election. Each non-statutory stock option granted to our non-employee directors shall vest at the expiration of twelve months from the date of the grant and shall have a term of ten years. Expiration of a non-employee director's term of office shall not affect a non-employee director's right to exercise its option to the extent such option is vested at any time prior to the expiration of the director's term.

         Restricted Stock Awards. The compensation committee of our board of directors may also make awards of restricted shares of our stock. The vesting and number of restricted shares of our stock may be conditioned upon the lapse of time or the satisfaction of other factors determined by the compensation committee. The recipient of restricted shares will generally have the rights and privileges of a stockholder with respect to the right to receive dividends and the right to vote the shares. None of the restricted shares may be sold, transferred or pledged during the restricted period, and all restricted shares shall be forfeited, and all rights to the shares will terminate, if the recipient ceases to be an employee, consultant or director of us or any of our subsidiaries before the expiration or termination of the restricted period and satisfaction of any other conditions prescribed by us with respect to the shares.

         Purchase Rights. The compensation committee of our board of directors may also make awards of stock purchase rights, which entitle the holder to purchase a specified number of shares of our common stock during the period of time, and subject to the terms and conditions, as the compensation committee determines. Each award of purchase rights may have a different exercise period or periods, shall specify the method of payment (which may include promissory notes) to purchase our stock and shall set forth any repurchase rights or calls applicable to the purchased stock.

         Annual Incentive Awards. The compensation committee of our board of directors may also grant annual incentive awards of stock, cash or any combination of stock and cash to our employees, in such amounts and subject to such terms and conditions as the compensation committee may determine.

         Performance-Based Awards. The compensation committee of our board of directors may also grant performance-based awards of the right, expressed in units, to receive stock, cash or any combination of stock and cash, to eligible officers or other key employees as determined by the compensation committee in its sole discretion. At the time of each grant of a performance-based award, the compensation committee shall establish an objective formula for computing the award based upon the attainment of various performance goals over a performance cycle of at least one year. Performance goals may include minimum, maximum and target levels of performance, with the size of the award based on the level of performance attained. The number of shares of stock and/or the amount of cash payable in settlement of a performance-based award shall be determined by the committee at the end of the performance cycle. The compensation committee may, in its discretion, eliminate or reduce the amount of any performance-based award that otherwise would be payable to a participating officer or other employee unless the participant has a vested right under applicable employment law to receive the full performance-based award. Performance-based awards may be made alone, or in addition to, other grants and awards under the Stock Incentive Plan.

         Discretionary Bonus Awards. The compensation committee of our board of directors may also grant discretionary bonus awards of stock, cash or any combination of stock and cash to our officers and key employees in such amounts and subject to such terms and conditions as the compensation committee may determine.

Material Federal Income Tax Consequences of the Stock Incentive Plan.

         The following is a summary of the material United States federal income tax consequences associated with awards granted under the Stock Incentive Plan. This summary is based upon present federal income tax laws and regulations and does not purport to be a complete description of the federal income tax consequences applicable to a participant or the Company. This summary does not cover any federal employment tax consequences or any foreign, state, local, estate and gift, or other tax consequences.

         Nonqualified Stock Options. A participant will not recognize any taxable income upon the grant of a nonqualified stock option. A participant will recognize ordinary income upon the exercise of a nonqualified stock option in an amount equal to the difference between the fair market value of the common stock received on the date of exercise and the exercise price paid for the stock.

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

         Incentive Stock Options. A participant will generally not recognize any taxable income upon either the grant or exercise of an incentive stock option. However, for purposes of the alternative minimum tax, upon the exercise of an incentive stock option, a participant is required to include the difference between the option exercise price and the fair market value of the common stock received, in alternative minimum taxable income for purposes of calculating the alternative minimum tax. If a participant sells or otherwise disposes of common stock acquired pursuant to the exercise of an incentive stock option within either two years from the date of grant or one year from the date of exercise of the option (an "Early Disposition"), the participant will recognize ordinary income at the time of the Early Disposition in an amount equal to the lesser of
(i) the excess of the amount realized by the participant on the Early Disposition over the exercise price of the option, or (ii) the excess of the fair market value of the common stock on the date of exercise over the exercise price of the option. The excess, if any, of the amount realized by the participant on the Early Disposition over the fair market value of the common stock on the date of exercise will be capital gain, and will either be short term (taxable at ordinary income tax rates) or long term gain, depending on the participant's holding period with respect to the common stock. If a participant disposes of the common stock for an amount that is less than the participant's tax basis in the common stock, the difference between the amount realized in the Early Disposition and the tax basis will generally be capital loss, and will either be short term or long term depending on the participant's holding period for the common stock.

         Purchase Rights. A participant who receives an award of a purchase right will not recognize any taxable income at the time of the grant. A participant will recognize ordinary compensation income at the time the purchase right is exercised in an amount equal to the difference between the fair market value of the common stock on the date of purchase and the purchase price paid by the participant for such stock.

         Annual Incentive Awards, Performance Based Awards and Discretionary Bonus Awards. A participant who receives cash pursuant to an annual incentive award, a performance-based award or a discretionary bonus award will recognize ordinary income equal to the amount of cash received. Except as discussed below in the section entitled "Common Stock Subject to a Substantial Risk of Forfeiture," a participant who receives shares of Common Stock pursuant to an annual incentive award, a performance-based award or a discretionary bonus award will recognize ordinary income in an amount equal to the fair market value of the common stock at the time of the receipt of the shares.

         Common Stock Subject to a Substantial Risk of Forfeiture. If a participant receives common stock that is subject to a substantial risk of forfeiture (whether pursuant to an award of restricted stock, in payment for an annual incentive award, a performance-based award or a discretionary bonus award, or upon the exercise of a purchase right), unless the participant files an election under Section 83(b) of the Code (discussed below), the participant will not recognize any income at the time of receipt of the stock, but will recognize ordinary income when the restrictions on the shares lapse, in an amount equal to the difference between the fair market value of the stock at the time the restrictions lapse and the amount paid, if any, for the stock. However, a participant who receives common stock that is subject to a substantial risk of forfeiture can elect to include the fair market value of the stock in income at the time of its receipt by filing an election with the Internal Revenue Service under section 83(b) of the Code within 30 days after the date of such receipt.

         Availability of Tax Deduction for the Company. When ordinary income is recognized by a participant in connection with the receipt or exercise of an award under the Stock Incentive Plan (including the filing of an election under section 83(b) of the Code), the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount, assuming the requisite withholding requirements are met.

         Compensation paid by the Company to each of its five highest paid officers is subject to the deduction limits of Section 162(m). If approved by the Company's stockholders, the Stock Incentive Plan will enable the Company to grant options that will be exempt from the deduction limits of Section 162(m).

         Plan Benefits.

         Because awards under the Stock Incentive Plan are determined by the compensation committee in its sole discretion, we cannot determine the benefits or amounts that will be received or allocated in the future under the Plan. The table below shows stock options and bonuses awarded in 2002 to the individuals and groups indicated. These awards are not necessarily indicative of awards that the compensation committee may make in the future.

                                NEW PLAN BENEFITS
--------------------------------------------------------------------------------
                              Stock Incentive Plan
--------------------------------------------------------------------------------

Name and Position                                     Dollar Value($)(1)     Number of Units (2)
-----------------                                     ------------------     -------------------

Susan M. Byrne .....................................       $753,600                 25,000
    Chief Executive Officer

Brian O. Casey .....................................       $667,900                 22,000
    President, Chief Operating Officer and
    Secretary

Patricia R. Fraze ..................................       $307,100                 15,000
    Executive Vice President of Westwood
    Management and Director of Westwood Trust

Lynda J. Calkin(3) .................................          $0                    15,000
    Senior Vice President of Westwood Management

Joyce A. Schaer ....................................       $311,300                 15,000
    Senior Vice President of Westwood Management

Executive Group ....................................      $2,039,900                92,000

Non-Executive Director Group .......................          $0                     7,500

Non-Executive Officer Employee Group ...............      $1,177,500               126,500

--------------------

         (1) Reflects the dollar value of bonuses accrued during 2002, although such bonuses were not actually paid until 2003. The bonus amounts reflect both annual incentive awards and discretionary bonus awards.

         (2) Options awarded with an exercise price equal to the closing price of the stock on the date of grant, vesting over four years for executives and over one year for non-executive directors, with a term of ten years.

         (3) Ms. Calkin resigned from Westwood effective January 31, 2003. See "Certain Relationships and Related Transactions" below for additional details.

         Stockholder Approval Requirement. The approval of the Stock Incentive Plan requires the affirmative vote of a majority of the shares represented in person or by proxy at the annual meeting. All proxies solicited by the board of directors will be voted "FOR" this Proposal unless stockholders specify in their proxies a contrary vote. Broker non-votes and abstentions will not be counted as votes for this Proposal.

                       THE BOARD OF DIRECTORS UNANIMOUSLY
                       RECOMMENDS A VOTE FOR PROPOSAL TWO.

                                   PROPOSAL 3:
          Approval of the Material Terms of the Annual Incentive Award
                        for the Chief Executive Officer

         Subject to stockholder approval, the compensation committee of the board of directors has approved the material terms of an annual incentive award for the chief executive officer of Westwood, Susan M. Byrne, effective January 1, 2003.

         Section 162(m) of the Internal Revenue Code disallows deductions for publicly-held corporations with respect to compensation in excess of $1,000,000 paid to certain executive officers. However, compensation payable solely on account of attainment of one or more performance goals is not subject to this deduction limitation if:

     o the performance goals are objective, pre-established and determined by a compensation committee comprised solely of two or more outside directors;

     o the material terms of the performance goals under which the compensation is to be paid are disclosed to the stockholders and approved by a majority vote; and

     o the compensation committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid.

         The purpose of seeking stockholder approval of the chief executive officer's annual incentive award is to meet the requirements of Section 162(m).

         Performance Goal. On March 28, 2002, the compensation committee of our board of directors approved a performance goal for the chief executive officer's annual incentive award for the 2003 year and for each subsequent year until revised by the compensation committee. The approval of the compensation committee of our board of directors was expressly subject to stockholder approval. The performance goal is based on our pre-tax profits, determined based on our audited financial statements. The chief executive officer's annual incentive award will equal not more than 10% of our pre-tax profits (subject to the compensation committee's discretion to reduce the bonus to less than the 10% formula amount).

         Assuming the stockholders approve the material terms of the performance goal as described herein, we believe that the annual incentive award paid to the chief executive officer will qualify as performance-based compensation, and will be deductible for federal income tax purposes. If the stockholders do not approve the performance goal, the incentive award will not be deductible to the extent that it, together with other compensation paid to the chief executive officer, exceeds $1 million.

         Annual Incentive Award Benefits.

         Because the annual incentive award is based on pre-tax profits, the amount of the benefits that will be received by the chief executive officer in the future cannot be determined. The table below shows the annual incentive award earned in 2002 by the chief executive officer for the portion of the year following the company's spin-off from SWS Group, Inc. on June 28, 2002. This award is not necessarily indicative of the amount of the award that the chief executive officer will earn in the future, and it is likely to be less than future awards that cover an entire year.

                                NEW PLAN BENEFITS
--------------------------------------------------------------------------------
                    Annual Incentive Award of Susan M. Byrne
--------------------------------------------------------------------------------

Name and Position                                                  Dollar Value$
-----------------                                                  -------------

Susan M. Byrne ................................................     $550,000(1)
    Chief Executive Officer

----------------
         (1) The annual incentive award was accrued between the date of the spin-off and December 31, 2002, but not paid until 2003.

Vote Required and Recommendation

         The approval of the material terms of the annual incentive award for our chief executive officer requires the affirmative vote of a majority of the shares represented in person or by proxy at the annual meeting. All proxies solicited by the board of directors will be voted "FOR" this Proposal unless stockholders specify in their proxies a contrary vote. Broker non-votes and abstentions will not be counted as votes for this Proposal.


                       THE BOARD OF DIRECTORS UNANIMOUSLY
                      RECOMMENDS A VOTE FOR PROPOSAL THREE.

                                   PROPOSAL 4:
          Ratification of Deloitte & Touche LLP as Independent Auditors

         Upon the recommendation of our audit committee, our board of directors has selected Deloitte & Touche LLP as our independent auditors for 2003. Representatives of Deloitte & Touche LLP are expected to attend the annual meeting to answer appropriate questions and may make a statement if they so desire.

         On June 20, 2002, Westwood dismissed Arthur Andersen LLP as its independent auditors and engaged Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2002. The dismissal was approved by our audit committee. The audit reports of Arthur Andersen LLP on the consolidated financial statements of Westwood as of and for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two years ended December 31, 2001, and the subsequent interim period through June 20, 2002, there were no disagreements between Westwood and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K have occurred within the two years ended December 31, 2001 or within the interim period through June 20, 2002.

         Arthur Andersen LLP was provided with a copy of this disclosure and has furnished a letter addressed to the Securities and Exchange Commission stating that they have found no basis for disagreement with the above statements. A copy of Arthur Andersen LLP's letter to the Securities and Exchange Commission is filed as Exhibit 16.1 to Westwood's Form 8-K filed on June 20, 2002.

         During the two years ended December 31, 2001 and the subsequent interim period through June 20, 2002, Westwood did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

         Audit Fees. The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for the audit of Westwood's annual financial statements for the year ended December 31, 2002 and the reviews of the financial statements included in Westwood's second and third quarter 2002 Forms 10-Q were $69,000. Arthur Andersen LLP did not conduct an audit of Westwood's annual financial statements for the year ended December 31, 2002 but reviewed its first quarter 2002 financial statements included in Westwood's Form 10 (as declared effective in June 2002).

         Financial Information Systems Design and Implementation Fees. During 2002, neither Deloitte & Touche LLP nor Arthur Andersen LLP billed Westwood any fees related to professional services rendered for financial information systems design and implementation.

         All Other Fees. The aggregate fees billed for all services rendered by Deloitte & Touche LLP not related to auditing Westwood's financial statements or financial information systems design and implementation for the year ended December 31, 2002 were $1,300. The aggregate fees billed for all services rendered by Arthur Andersen LLP not related to auditing Westwood's financial statements or financial information systems design and implementation for the year ended December 31, 2002 were $90,700.

Vote Required and Recommendation

         The affirmative vote of a majority of the shares represented in person or by proxy at the annual meeting is needed to ratify the selection of Deloitte & Touche LLP as independent auditors for 2003. All proxies solicited by the board of directors will be voted "FOR" the ratification of Deloitte & Touche LLP unless stockholders specify in their proxies a contrary vote. Broker non-votes and abstentions will not be counted as votes for this Proposal.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF
          DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS FOR 2003.

                               EXECUTIVE OFFICERS

         Biographical information regarding Westwood's current executive officers is as follows:

         Susan M Byrne. See biographical information under the caption Proposal 1 - Election of Directors.

         Brian O. Casey. See biographical information under the caption Proposal 1 - Election of Directors.

         Patricia R. Fraze, age 59, has served as Executive Vice President of Westwood Management since 1995 and as Client Relationship Manager since 2002. Ms. Fraze serves as a director of Westwood Management and Westwood Trust. Ms. Fraze joined Westwood in 1990 as Vice President and fixed income analyst and subsequently served as Portfolio Manager for fixed income and balanced portfolios. Prior to join Westwood, Ms. Fraze was Vice President, Portfolio Strategies and Fixed Income Research at Drexel Burnham Lambert and also spent twenty-two years in mathematics education at both the secondary and graduate level.

         Joyce A. Schaer, age 37, has served as a Director of Marketing for Westwood Management since 1997 and was promoted to Senior Vice President in 2000. Ms. Schaer serves as a director of Westwood Management. Ms. Schaer has held other marketing positions at Westwood including Vice President-Marketing for the Eastern Region of the United States from 1994 to 1996. Ms. Schaer joined the firm in 1989 and has held various positions in the trading, portfolio management and client services areas.

         There are no family relationships among the directors and executive officers of Westwood.

                             EXECUTIVE COMPENSATION

Compensation of Certain Executive Officers

         The following compensation table sets forth the compensation paid by Westwood to our Chief Executive Officer and our four most highly compensated executive officers during the year ended December 31, 2002 (the "Named Executive Officers"). Our compensation committee determines the annual base salaries of, and annual and long-term incentive opportunities for, our Named Executive Officers.

                                                                               Long Term
                                                                              Compensation
                                                                                 Awards
                                                Annual Compensation          --------------
                                            ----------------------------       Securities
                                                                               Underlying          All Other
   Name and Principal Position       Year   Salary ($)      Bonus ($)(1)     Options (#)(2)      Compensation
   ---------------------------       ----   ----------      ------------     --------------      ------------
                                                                                                    ($)(3)
                                                                                                    ------
Susan M. Byrne..................     2002      500,000       1,753,600(4)       25,000                  8,000
    Chief Executive Officer          2001      496,000       1,500,000           8,000                 22,100

Brian O. Casey..................     2002      250,000         667,900(4)       22,000                  8,000
    President, Chief Operating       2001      236,500         550,000           7,000                 22,100
    Officer and Secretary

Patricia R. Fraze...............     2002      196,200         307,100(4)       15,000                  8,000
    Executive Vice President of      2001      192,500         275,000           2,000                 22,100
    Westwood Management and
    Director of Westwood Trust

Lynda J. Calkin(5)..............     2002      215,000           -              15,000                241,500
    Senior Vice President of         2001      215,000         300,000           1,500                 22,100
    Westwood Management

Joyce A. Schaer.................     2002      192,500         311,300(4)       15,000                  8,000
    Senior Vice President of         2001      180,000         315,000           3,000                 17,000
    Westwood Management

---------------------
         (1) The bonuses reflect amounts accrued in the indicated year, but actually paid to each Named Executive Officer in the following year (except with respect to a $1,000,000 bonus accrued and paid to Ms. Byrne prior to the completion of the spin-off in June 2002).

         (2) 2002 grants represent options to acquire Westwood common stock; 2001 grants represent options to acquire SWS common stock.

         (3) Reflects SWS's annual profit sharing contributions and 401(k) matching contributions to the SWS 401(k) Plan in 2001 and 401(k) matching contributions to the Westwood Holdings Group, Inc. Savings Plan in 2002. Also reflects, with respect to Ms. Calkin, a $233,500 severance payment accrued in 2002 and referenced in Note 5 below.

         (4) The 2002 bonus amounts include both annual incentive awards and discretionary bonus awards made under the Stock Incentive Plan. In addition, Ms. Byrne's bonus amount includes a $1,000,000 bonus paid to her prior to the completion of the spin-off in June 2002.

         (5) Ms. Calkin resigned from Westwood effective January 31, 2003. Pursuant to the terms of her Separation Agreement, she received a severance payment of $233,500. See "Certain Relationships and Related Transactions" below for additional details.

Options Granted in Last Year

         The following table sets forth information regarding options to acquire Westwood common stock that Westwood granted to the Named Executive Officers for the year ended December 31, 2002.

                                                                                                  Potential Realizable
                                                                                                 Value at Assumed Annual
                                                                                                  Rates of Stock Price
                           Number of         % of Total                                          Appreciation for Option
                           Securities       Options/SARs                                                 Term(1)
                           Underlying        Granted to         Exercise                      ---------------------------
                          Options/SARs       Employees           Price         Expiration
        Name             Granted (#)(2)       in Year          ($/Share)          Date            5%              10%
---------------------    ---------------    -------------     -------------    -----------    ------------     ----------
Susan M. Byrne               25,000            11.4%             12.90          7/1/2012       $202,819        $513,982

Brian O. Casey               22,000             10.1             12.90          7/1/2012        178,480         452,304

Patricia R. Fraze            15,000             6.9              12.90          7/1/2012        121,691         308,389

Lynda J. Calkin              15,000             6.9              12.90          7/1/2012        121,691         308,389

Joyce A. Schaer              15,000             6.9              12.90          7/1/2012        121,691         308,389

--------------

(1) Pursuant to the rules promulgated by the SEC, the amounts under these columns reflect calculations at assumed 5% and 10% appreciation rates and, therefore, are not intended to forecast further appreciation, if any, of the respective underlying common stock. The potential realizable value to the optionees was computed as the difference between the appreciated value at the expiration date of the stock options of the applicable underlying common stock obtainable upon exercise of such stock options over the aggregate exercise price of such stock options.
(2) All options shown were granted under the Stock Incentive Plan effective
July 2, 2002, and will vest 25% upon each anniversary thereof.

Aggregate Option Exercises in Last Year and Year End Option Values

         The following table sets forth information concerning the exercise of our stock options during the year ended December 31, 2002 by the Named Executive Officers and the number and aggregate value of unexercised in-the-money options for our stock options at December 31, 2002. The actual amount, if any, realized on exercise of stock options will depend on the amount by which the market price of our common stock on the date of exercise exceeds the exercise price. The actual value realized on the exercise of unexercised in-the-money stock options (whether exercisable or unexercisable) may be higher or lower than the values reflected in this table.


                                                                    Number of Securities
                                                                   Underlying Unexercised             Value of Unexercised
                                                                        Options/SARs                  In-the-Money Options
                                Shares                                  at Year End                    at Year End ($)(1)
                             Acquired on           Value       -----------------------------     -----------------------------
          Name               Exercise (#)       Realized ($)   Exercisable     Unexercisable     Exercisable     Unexercisable
          ----               ------------       ------------   -----------     -------------     -----------     -------------
Susan M. Byrne                    --               --              --             25,000             --             $12,750

Brian O. Casey                    --               --              --             22,000             --              11,220

Patricia R. Fraze                 --               --              --             15,000             --               7,650

Lynda J. Calkin                   --               --              --             15,000             --               7,650

Joyce A. Schaer                   --               --              --             15,000             --               7,650

-------------------
(1) Values are based upon the closing price of $13.41 per share of our common stock on the NYSE on December 31, 2002, the last trading day of 2002.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table gives information as of December 31, 2002 about shares of our common stock that may be issued upon the exercise of options, warrants and rights under the Westwood Holdings Group, Inc. Stock Incentive Plan and the Westwood Holdings Group, Inc. Deferred Compensation Plan, the only equity compensation plans of the Company in effect at that time. Both of these Plans were approved by our stockholders prior to the completion of the spin-off, although we are seeking stockholder approval of the Westwood Holdings Group, Inc. Stock Incentive Plan from our public stockholders at the annual meeting.


                                                                 Equity Compensation Plan Information
                                             --------------------------------------------------------------------------
                                                                                              Number of securities
                                                                                            remaining available for
                                              Number of securities                             future issuance under
                                                to be issued upon       Weighted-average     equity compensation plans
                                                    exercise           exercise price of      (excluding securities
                                            of outstanding options,   outstanding options,    reflected in the first
Plan Category                                 warrants and rights      warrants and rights            column)
-------------                               -----------------------   --------------------  ---------------------------
Equity compensation plans approved
  by security holders                              218,500                   $12.92                  729,600(1)
Equity compensation plans not
  approved by security holders                       --                        --                        --

            Total                                  218,500                   $12.92                   729,600

(1) All of these shares are available for issuance under the Stock Incentive Plan. Even though the Deferred Compensation Plan provides that shares of our common stock may be issued under the Deferred Compensation Plan, Westwood does not currently allow shares of our common stock to be issued under the Deferred Compensation Plan.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No member of our compensation committee is a current or former officer or employee of Westwood or its subsidiaries or has had a relationship requiring disclosure by Westwood under applicable federal securities regulations. No executive officer of Westwood served as a director or member of the compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On December 14, 2001, we issued to SWS 5,394,522 shares of our common stock, and on that same date, SWS sold shares of our common stock, constituting 19.82% of Westwood's outstanding common stock, to our executive officers for an aggregate of $4.1 million pursuant to a stock purchase agreement. The purchase price for the shares sold by SWS to our executive officers was premised upon an understanding reached in October 2001 that SWS would sell the shares of Westwood common stock based on their value at September 30, 2001, and was based on a valuation as of September 30, 2001, covering the shares sold, which valuation was delivered to the SWS Board in December 2001 and took into account the fact that the shares represented a minority interest in closely held, non-marketable securities. The issuance of shares to SWS and the resale of those shares to the executive officers were effected in reliance on private placement exemptions from the registration requirements of the Securities Act.

         Each executive officer received a loan from us pursuant to a promissory note to pay for their shares of our common stock purchased from SWS. The loans totaled $4.1 million and are full recourse loans, secured by a pledge of the shares purchased by each executive officer. The loans can be fully or partially prepaid, and in the event of a partial prepayment, the number of shares subject to the related pledge would be released on a pro rata basis. The loans bear interest at the rate of 3.93% per annum, compounded semi-annually, payable annually, with the principal payable at maturity on the ninth anniversary of the date of the loans. If an executive officer's employment is terminated for cause, or an executive officer terminates his or her employment without good reason, his or her loan will accelerate and become payable in full within 90 days following termination of employment.

         The table below identifies each executive officer who purchased shares of Westwood common stock from SWS, the number of shares each executive officer purchased and the amount of the promissory note executed by each executive officer.

                               Number of Shares
Name of Executive Officer      Purchased from SWS     Amount of Promissory Note
-------------------------      ------------------     -------------------------
Susan M. Byrne                       722,750                 $2,766,960
Brian O. Casey                       240,917                   $922,320
Patricia R. Fraze                     25,096                    $96,075
Lynda J. Calkin                       40,153                   $153,720(1)
Joyce A. Schaer                       40,153                   $153,720
-------------------

(1) Ms. Calkin resigned from Westwood effective January 31, 2003 and, as of that date, she has repaid her promissory note in full.

         Ms. Calkin resigned from Westwood effective January 31, 2003 and entered into a Separation Agreement and Mutual Release of Claims with Westwood Management. Pursuant to the terms of the Separation Agreement, Ms. Calkin received a severance payment of $233,500, a portion of which was used to repay her promissory note to Westwood issued in December 2001 to purchase shares of our common stock from SWS. The Severance Agreement contains standard release, non-disparagement and confidentiality provisions.

         All future material transactions involving affiliated parties will be subject to approval by a majority of Westwood's disinterested directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of February 26, 2003, Westwood had issued and entitled to vote at the annual meeting 5,394,522 shares of common stock. The following table sets forth certain information, as of February 26, 2003, regarding beneficial ownership of the common stock and the percentage of total voting power held by:

         o each stockholder who is known by Westwood to own more than five percent (5%) of the outstanding common stock;

         o  each director;

         o  each Named Executive Officer; and

         o  all directors and executive officers as a group.

         Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

                                                                    Number of Shares     Percent of
Beneficial Owners(1)                                             Beneficially Owned(2)      Class
---------------------------------------------------------------- ----------------------  ----------
5% Beneficial  Owners

Third Avenue Management LLC(3)(4) ..................................   1,029,575            19.1%

American Express Financial Corporation (3)(5) ......................     290,900             5.4%

Dalton, Greiner, Hartman, Maher & Co.(3)(6) ........................     272,850             5.1%

Directors and Executive Officers

Susan M. Byrne(7) ..................................................     786,305            14.6%

Brian O. Casey(7) ..................................................     241,481             4.5%

Patricia R. Fraze(7) ...............................................      32,146              *

Lynda J. Calkin(8) .................................................      41,042              *

Joyce A. Schaer(7) .................................................      40,328              *

Frederick R. Meyer .................................................      28,593              *

Jon L. Mosle, Jr. ..................................................      45,000              *

Raymond E. Wooldridge ..............................................      62,403             1.2%

All directors and executive officers as a group (8 Persons) ........   1,277,298            23.7%
----------------------------------
* Less than 1%

(1) The address of each director and Named Executive Officer is that of the Company.

(2) Includes shares subject to options that may be acquired within 60 days after February 26, 2003. Such shares are deemed to be outstanding and to be beneficially owned by the person or group holding the options for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

(3) The beneficial ownership information reported for this stockholder is based upon the most recent Schedule 13D or 13G filed with the SEC by such stockholder.

(4) The address of Third Avenue Management LLC ("TAM") is 767 Third Avenue, New York, New York 10017-2023. On January 10, 2003, TAM reported its beneficial ownership, indicating that it held sole dispositive power over 1,029,575 shares and sole voting power over 738,428 shares.

(5) The address of American Express Financial Corporation ("AEFC") is 200 AXP Financial Center, Minneapolis, Minnesota 55474. On February 13, 2003, AEFC reported its beneficial ownership, indicating that it held sole dispositive and sole voting power over all of its 290,900 shares.

(6) The address of Dalton, Greiner, Hartman, Maher & Co. ("DGHM") is 565 Fifth Ave., Suite 2101, New York, New York 10017. On January 28, 2003, DGHM reported its beneficial ownership, indicating that it held sole dispositive power over 272,850 shares and sole voting power over 270,328 shares.

(7) Of the shares indicated, Ms, Byrne has 722,750 shares, Mr. Casey has 240,917 shares, Ms. Fraze has 25,096 shares, and Ms. Schaer has 40,153 shares that have been pledged to Westwood to secure loans made to each of these persons. See "Certain Relationships and Related Transactions."

(8) Ms. Calkin resigned from Westwood effective January 31, 2003. See "Certain Relationships and Related Transactions" for additional details. The address of Ms. Calkin is 2101 Belleview Court, Richardson, Texas 75082.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act of 1934 requires Westwood's directors and executive officers, and persons who own more than ten percent of a registered class of Westwood's equity securities to file with the SEC initial statements of beneficial ownership of securities and subsequent changes in beneficial ownership. Westwood's officers, directors and greater-than-ten-percent stockholders are required by the SEC's regulations to furnish Westwood with copies of all Section 16(a) forms they file.

         To Westwood's knowledge, based solely on a review of the copies of such reports furnished to Westwood and written representations that no other reports were required, during the year ended December 31, 2002, its officers, directors and greater-than-ten-percent beneficial owners timely complied with all Section 16(a) filing requirements applicable to them.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The compensation committee consists of Messrs. Meyer, Mosle and Wooldridge, each a non-employee director of Westwood. Mr. Meyer serves as Chairman of the compensation committee. This Report will describe (i) the compensation committee's compensation policies generally applicable to Westwood's executive officers; and (ii) the basis for Ms. Byrne's compensation in 2002, including the factors and criteria on which Ms. Byrne's compensation was based, and the relationship of Westwood's performance to her compensation.

Compensation Policies

         The compensation committee's policies are aimed at achieving close alignment between its executives' overall compensation opportunity and Westwood's financial performance, and at retaining the services of key members of its management team. The compensation committee considers the performance of Westwood relative to other companies in its peer group, and assesses management performance on both an individual and aggregate basis.

Base Salary

         The compensation committee annually reviews its base compensation levels and considers competitive levels of base pay relative to peer companies in the industry. Base salary levels for 2002 were maintained at the same amounts as the ending base salaries for 2001, with an emphasis placed on other performance-based compensation incentives.

Performance-Based Compensation

         Prior to the spin-off of Westwood from SWS, Westwood's executive officers and other employees participated in an annual bonus pool. The formula for the bonus pool was equal to 50% of pre-tax profits up to $2.0 million, 25% of pre-tax profits in excess of $2.0 million, plus 100% of pre-tax profits derived from the Gabelli Westwood Funds. The compensation committee considered the history and criteria for employee bonuses prior to the spin-off in developing its bonus plan for officers following the spin-off.

         Pursuant to the terms of the Stock Incentive Plan, the compensation committee adopted an Annual Incentive Plan (the "AIP"), effective for periods following the spin-off, under which a bonus pool is established based on financial performance criteria. This criteria is based on pre-tax profits, which operates as a stimulus to achieving improvement in the financial performance of Westwood. For 2002, the compensation committee approved an AIP cash bonus pool equal to $2.9 million. The compensation committee makes recommendations to the board of directors regarding the allocation of the AIP bonus pool among officers of Westwood. For 2002, the compensation committee granted discretion to the Chief Executive Officer and President to allocate the remainder of the AIP bonus pool among other employees.

Discretionary Bonus Awards

         The compensation committee may also grant discretionary bonus awards of stock, cash or any combination of stock and cash to our officers and key employees in such amounts and subject to such terms and conditions as the compensation committee may determine.

Equity-based Compensation

         Westwood's common stock was distributed in a spin-off from SWS during 2002, and commenced trading on the New York Stock Exchange. Westwood believes that the opportunity to award stock options and other forms of equity-based compensation to recruit and retain talented personnel is a key advantage to operating as an independent public company. Westwood's ability to grant equity-based compensation awards differentiates it from some of its competitors. The compensation committee intends to grant some form of equity-based compensation awards annually. For 2002, the compensation committee determined individual option grants based on each employee's tenure with Westwood, position, and peer review performance ranking, as well as qualitative evaluations provided by Westwood's Chief Executive Officer and President. Grants of stock options to Westwood's Named Executive Officers based on the compensation committee's review for 2002 are set forth under "Executive Compensation - Options Granted in Last Year."

Compensation of the Chief Executive Officer

         In determining the compensation for Ms. Byrne, the compensation committee takes into account that Ms. Byrne is the founder of Westwood, and is a widely known and respected member of the financial community whose reputation enhances the stature of Westwood, and is critical to its ongoing marketing efforts. The compensation committee reviews Ms. Byrne's compensation in relation to the performance of Westwood's proprietary accounts, and its client accounts for which she has primary responsibility in setting investment policy.

         Ms. Byrne's base salary for 2002 was maintained at approximately the same level as the prior year with the emphasis being placed on annual cash incentive awards and long-term equity incentive awards. Ms. Byrne participates in the AIP, and the compensation committee determines each year the maximum amount that she may earn based on the financial criteria for the Plan. For the portion of the 2002 year following the spin-off, and for future years (until changed by the compensation committee), Ms. Byrne's maximum performance bonus is equal to 10% of Westwood's pre-tax profits (subject to the compensation committee's discretion to reduce the bonus to less than the 10% formula amount). In recognition of the bonus paid to Ms. Byrne prior to the completion of the spin-off in June 2002, Ms. Byrne was awarded a 2002 AIP bonus in an amount less than 10% of Westwood's pre-tax profits for the portion of 2002 following completion of the spin-off. Additionally, the compensation committee made a discretionary bonus award to Ms. Byrne for 2002.

Deductibility of Compensation

         Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the tax deduction for compensation in excess of $1 million paid to the chief executive officer and the next four most highly compensated executive officers of a publicly held corporation. The compensation committee considers it important to preserve the tax deductibility of compensation for its executive officers, consistent with achieving its goal of retaining its management team. The stockholders of Westwood are being asked to approve the Westwood Stock Incentive Plan and the annual incentive award for the Company's Chief Executive Officer in order to permit the payment of fully deductible performance-based compensation under those Plans.

                                            COMPENSATION COMMITTEE

                                            Frederick R. Meyer, Chairman
                                            Jon L. Mosle, Jr.
                                            Raymond E. Wooldridge

                                PERFORMANCE GRAPH

          The following graph compares total stockholder returns of Westwood since July 1, 2002, the date the Company began trading as a public company after the spin-off, with the total return of the Russell 2000 Index and the SNL Investment Adviser Index. The SNL Investment Adviser Index is a composite of twenty-four publicly traded asset management companies.

     Comparison of Cumulative Total Return on Investment Since July 1, 2002

                               [PERFORMANCE GRAPH]

                                                                        Period Ending
                                        ------------------------------------------------------------------------------
Index                                     07/01/02   07/31/02   08/31/02   09/30/02    10/31/02   11/30/02   12/31/02
----------------------------------------------------------------------------------------------------------------------
Westwood Holdings Group, Inc.               100.00     102.37     110.69     108.85      104.72      97.99     102.66
Russell 2000                                100.00      87.72      87.50      81.21       83.82      91.30      86.21
SNL Investment Adviser Index                100.00      84.50      88.97      78.95       83.50      93.87      86.40

         The total return for Westwood's stock and for each index assumes $100 invested on July 1, 2002 in Westwood's common stock, the Russell 2000 Index, and the SNL Investment Adviser Index, including the reinvestment of dividends. Westwood's common stock is traded on the New York Stock Exchange.

         The closing price of Westwood's common stock on the last trading day of the year ended December 31, 2002 was $13.41 per share. Historical stock price performance is not necessarily indicative of future price performance.

                          REPORT OF THE AUDIT COMMITTEE

         In conjunction with its other activities, the audit committee reviewed and discussed Westwood's audited financial statements for the year ended December 31, 2002 with its management. The members of the audit committee also discussed with Deloitte & Touche LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) and considered whether the provision of nonaudit services by Deloitte & Touche LLP is compatible with maintaining the independence of Deloitte & Touche LLP. The audit committee received from Deloitte & Touche LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, and discussed with Deloitte & Touche LLP their independence.

         Based on the foregoing review and discussions, the audit committee recommended to the board of directors that the audited financial statements be included in Westwood's Annual Report on Form 10-K for the year ended December 31, 2002.

         The audit committee has reviewed and reassessed the adequacy of its written charter, a copy of which is attached to this proxy as Appendix A. The audit committee expects to amend its charter in 2003 to comply with applicable provisions of the Sarbanes-Oxley Act of 2002 and proposed New York Stock Exchange rules as they become effective.

                                       AUDIT COMMITTEE

                                       Raymond E. Wooldridge, Chairman
                                       Frederick R. Meyer
                                       Jon L. Mosle, Jr.

                              STOCKHOLDER PROPOSALS

         We must receive any stockholder proposal intended for inclusion in the proxy materials for our annual meeting to be held in 2004 no later than November 14, 2003 to have such Proposal included in our proxy statement for the 2004 annual meeting. You must submit your Proposal in writing to our Corporate
Secretary:

                                 Brian O. Casey
                         300 Crescent Court, Suite 1300
                               Dallas, Texas 75201
                                 (214) 756-6900


                                  ANNUAL REPORT

         Our Annual Report to Stockholders, which includes our consolidated financial statements as of and for the year ended December 31, 2002, is being mailed to you along with this proxy statement. Upon written request, we will provide, without charge to any stockholder, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules to such report. Such request should be directed to:

                                 Brian O. Casey
                         300 Crescent Court, Suite 1300
                               Dallas, Texas 75201
                                 (214) 756-6900


                                  OTHER MATTERS

         Our board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                       By Order of the Board of Directors,



                                       /s/ Brian O. Casey

                                       Brian O. Casey

                                       Secretary

March 14, 2003

                                   APPENDIX A

                          WESTWOOD HOLDINGS GROUP, INC.

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

                             Membership and Meetings

1. The Audit Committee of the Board of Directors of Westwood Holdings Group, Inc. (the "Company") shall consist of at least three independent directors a majority of whom are unrelated. Members of the Audit Committee shall be considered independent if they have no relationship to the Company that could interfere with the exercise of their independence from management and the Company. As determined by the Board of Directors, the members of the Audit Committee will be financially literate.

2. The Audit Committee will meet quarterly and will have special meetings if and when required. The Audit Committee shall appoint its chairman who shall be an independent director. Company management, internal and independent auditors and the Company's counsel may attend each meeting or portions thereof as required by the Audit Committee. The Chief Financial Officer of the Company shall attend all meetings of the Audit Committee, unless otherwise excused from all or part of such meeting.

3. At all meetings of the Audit Committee every question shall be decided by a majority of the votes cast. In the event of an equality of votes, the chairman of the meeting shall be entitled to a second or casting vote. A quorum for a meeting of the Audit Committee shall be a majority of its members, and the rules for calling, holding, conducting and adjourning meetings shall be the same as those governing the Board of Directors. Minutes of all meetings shall be taken and the results, reviews undertaken and any associated recommendations shall be reported to the Board of Directors.

Responsibilities

The Audit Committee's role is one of oversight whereas the Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work. The following functions shall be the key responsibilities of the Audit Committee in carrying out its oversight function.

1. Provide an open avenue of communications between the internal and independent auditors and the Board of Directors, including private sessions with the internal and independent auditors, as the Committee may deem appropriate.

2. Receive and review reports from Company management relating to the Company's financial condition, and published financial statements.

3. Receive and review reports from Company management and General Counsel relating to legal and regulatory matters that may have a material impact on the Company's financial statements and Company compliance policies.

4. Receive and review reports from internal auditors relating to major findings and recommendations from internal audits conducted Company-wide. Consult with and review reports from internal auditors relating to on-going monitoring programs including the Company's Code of Business Conduct and compliance with policies of the Company.

5. Inquire of company management and independent auditors regarding the appropriateness of accounting principles followed by the Company, changes in accounting principles and their impact on the financial statements.

6. Review the internal audit program in terms of scope of audits conducted or scheduled to be conducted.

7. The Committee and Board of Directors shall be ultimately responsible for the selection, evaluation, and replacement of the independent auditors. The Committee will:

     o Recommend annually the appointment of the independent auditors to the Board of Directors for its approval and subsequent submission to the stockholders for ratification.

     o Determine the independence of the independent auditors by obtaining a formal written statement delineating all relationships between the independent auditors and the Company, including all non-audit services and fees.

     o Discuss with the independent auditors if any disclosed relationship or service could impact the auditors' objectivity and independence.

     o Recommend that the Board of Directors take appropriate action in response to the auditors' statement to ensure the independence of the independent auditors.

8. Meet with independent auditors and review their report to the Committee including comments relating to the system and adequacy of internal controls, published financial statements and related disclosures, the adequacy of the financial reporting process and the scope of the independent audit. The independent auditors are ultimately accountable to the Board of Directors and the Committee on all such matters.

9. Review with the internal and independent auditors the coordination of their respective audit activities.

10. Prepare a Report, for inclusion in the Company's proxy statement, disclosing that the Committee reviewed and discussed the audited financial statements with management and discussed certain other matters with the independent auditors. Based upon these discussions, state in the Report whether the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report.

12. Review and reassess the adequacy of the Audit Committee's charter annually. If any revisions therein are deemed necessary or appropriate, submit the same to the Board of Directors for its consideration and approval.

Adopted by the Board of Directors of Westwood Holdings Group, Inc. December 14, 2001

                                   APPENDIX B
     AMENDED AND RESTATED WESTWOOD HOLDINGS GROUP, INC. STOCK INCENTIVE PLAN

1.   ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

     1.1 Establishment. This Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan (the "Plan") is hereby established effective as of July 1, 2002.

     1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract and retain persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

     1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares (if any) under the terms of the Plan and the agreements evidencing the Awards granted under the Plan have lapsed. However, all Awards shall be granted, if at all, within ten
          (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

2.   DEFINITIONS AND CONSTRUCTION.

     2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

          (a)  "Acquiring Corporation" has the meaning given to it in Section
               14.2.

          (b) "Annual Incentive Award" has the meaning given to it in Section 11.1.

          (c) "Award" means any form of incentive or performance award granted under the Plan, whether singly or in combination, to a Participant by the Board pursuant to such terms, conditions, restrictions and/or limitations (if any) as the Board may establish. Awards granted under the Plan may include:

               (i)   Options awarded pursuant to Sections 6-8;

               (ii)  Restricted Stock awarded pursuant to Section 9;

               (iii) Purchase Rights awarded pursuant to Section 10;

               (iv)  Annual Incentive Awards awarded pursuant to Section 11;

               (v)   Performance-Based Awards awarded pursuant to Section 12;
                     and

               (vi)  Discretionary Bonus Awards awarded pursuant to Section 13.

          (d)  "Award Certificate" has the meaning given to it in Section 12.3.

          (e) "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

          (f)  "Cashless Exercise" has the meaning given to it in Section
               6.3(a).

          (g) "Cause" shall mean any of the following: (i) the Participant's theft of a Participating Company's property or falsification of any Participating Company documents or records; (ii) the Participant's improper use or disclosure of a Participating Company's confidential or proprietary information; (iii) any action by the Participant which has a detrimental effect on a Participating Company's reputation or business; (iv) the Participant's failure or inability to perform any reasonable assigned duties after written notice from the Participating Company Group or any Participating Company of, and a reasonable opportunity to cure, such failure or inability; (v) any material breach by the Participant of any employment agreement between the Participant and the Participating Company Group or any Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vi) the Participant's conviction (including any plea of guilty or nolo contendere) of any felony or any other criminal act which impairs the Participant's ability to perform his or her duties with the Participating Company Group or any Participating Company.

          (h)  "Change in Control" has the meaning given to it in Section 14.1.

          (i) "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

          (j) "Committee" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

          (k) "Company" means Westwood Holdings Group, Inc., a Delaware corporation, or any successor corporation thereto.

          (l) "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

          (m) "Deferred Compensation Plan" means that certain Westwood Holdings Group, Inc. Deferred Compensation Plan, effective February 1, 2002.

          (n) "Director" means a member of the Board or of the board of directors of any other Participating Company.

          (o) "Disability" means the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

          (p) "Employee" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

          (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (r)  "Exercise Period" has the meaning given to it in Section 10.1.

          (s) "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

               (i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in THE WALL STREET JOURNAL or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

               (ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

          (t)  "Good Reason" means (i) a resignation occurring within ninety
               (90) days following a Change in Control; (ii) the relocation of the principal place of business of the Participating Company for which the Participant renders Service to a location more than 100 miles from its location as of the date of the Change in Control without the Participant's consent; or (iii) a material reduction in the Participant's salary or bonus opportunity, or the Participant's responsibilities.

          (u) "Incentive Stock Option" means an Option intended to be (as set forth in the Option Agreement), and which qualifies as, an incentive stock option within the meaning of Section 422(b) of the Code.

          (v) "Insider" means an officer or a Director of the Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

          (w)  "Non-Employee Director" has the meaning given to it in Article 8.

          (x) "Nonstatutory Stock Option" means an Option not intended to be (as set forth in the Option Agreement), or which does not qualify as, an Incentive Stock Option.

          (y) "Option" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

          (z) "Option Agreement" means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Option granted to the Participant and any shares acquired upon the exercise thereof. An Option Agreement may consist of a form of "Notice of Grant of Stock Option" and a form of "Stock Option Agreement" incorporated therein by reference, or such other form or forms as the Board may approve from time to time

          (aa) "Option Expiration Date" has the meaning given to it in Section 6.6(a)(i).

          (bb) "Ownership Change Event" has the meaning given to it in Section 14.1.

          (cc) "Parent" means (i) any "parent corporation" as defined in Section 424(e) of the Code and any successor provisions; (ii) any other entity that is taxed as a corporation under Section 7701(a)(3) of the Code and is a member of the "affiliated group" as defined in
               Section 1504(a) of the Code of which the Company is a common subsidiary corporation, and (iii) any other entity as may be permitted from time to time by the Code or the Internal Revenue Service to be an employer of employees to whom Options may be granted; provided, however, that in each case the Company must be consolidated in the Parent's financial statements.

          (dd) "Participant" means a person who has been granted one or more awards pursuant to the terms and conditions of the Plan.

          (ee) "Participating Company" means the Company or any Parent or Subsidiary.

          (ff) "Participating Company Group" means, at any point in time, all corporations or other entities collectively which are then Participating Companies.

          (gg) "Performance Cycle" means (i) with respect to any Annual Incentive Award, the twelve (12) month period beginning on January 1, 2002 and each January 1 thereafter, and (ii) with respect to any Performance-Based Award, the period determined by the Committee over which the Company's level of attainment of a Performance Measure shall be determined.

          (hh) "Performance Goals" means, with respect to any Annual Incentive Award or Performance-Based Award, one or more targets, goals or levels of attainment required to be achieved in terms of the specified Performance Measure during a fiscal year or specified Performance Cycle, as applicable.

          (ii) "Performance Measure" means, with respect to any Annual Incentive Award or Performance-Based Award, the business criteria established by the Committee to measure the level of performance of the Company during the fiscal year or Performance Cycle, as applicable. The Committee may select as the Performance Measure any one or combination of financial measures, as interpreted by the Committee, which (to the extent applicable) can be determined either on a pro forma or GAAP basis, and either pre-tax or after-tax, such as: earnings per share, return on equity, return on invested capital, relative total shareholder return, revenue growth, Stock performance, net income, return on sales, return on assets, economic value added, cash flow and net operating income.

          (jj) "Performance-Based Award" has the meaning given to it in Section 12.1.

          (kk) "Permitted Transferees" has the meaning given to it in Section
               6.7.

          (ll) "Plan" has the meaning given to it in Section 1.1.

          (mm) "Purchase Right" means the right to purchase Stock in accordance with the provisions of Section 10.

          (nn) "Restricted Period" has the meaning given to it in Section 9.1.

          (oo) "Restricted Stock" means an award of Stock made under Section 9, which is subject to vesting provisions.

          (pp) "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

          (qq) "Securities Act" means the Securities Act of 1933, as amended.

          (rr) "Service" means a Participant's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Participating Company Group or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant's Service. Furthermore, a Participant's Service with the Participating Company Group shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety
               (90) days, on the ninety-first (91st) day of such leave the Participant's Service shall be deemed to have terminated unless the Participant's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under any Option Agreement. The Participant's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant's Service has terminated and the effective date of such termination.

          (ss) "Spin-off Date" means the date on which SWS Group, Inc., a Delaware corporation, distributes all of the Stock that it then holds to its stockholders.

          (tt) "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

          (uu) "Subsidiary" means (i) any "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code and any successor provisions, (ii) any other entity that is taxed as a corporation under Section 7701(a)(3) of the Code and is a member of the "affiliated group" as defined in Section 1504(a) of the Code of which the Company is a common parent corporation, and
               (iii) any other entity as may be permitted from time to time by the Code or the Internal Revenue Service to be an employer of employees to whom Options may be granted; provided, however, that in each case the subsidiary corporation must be consolidated in the Company's financial statements.

          (vv) "Ten Percent Owner Participant" means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

          (ww) "Termination After Change in Control" shall mean either of the following events occurring within twelve (12) months after (or as a result of) a Change in Control:

               (i) termination by the Participating Company Group of the Participant's Service with the Participating Company Group for any reason other than for Cause; or

               (ii) the Participant's resignation for Good Reason from Service with the Participating Company Group within a reasonable period of time following the event constituting Good Reason.

          (xx) Notwithstanding any provision herein to the contrary, Termination After Change in Control shall not include any termination of the Participant's Service with the Participating Company Group which
               (1) is for Cause; (2) is a result of the Participant's death or Disability; (3) is a result of the Participant's voluntary termination of Service other than for

               Good Reason; or (4) occurs prior to the effectiveness of a Change in Control (and is not directly related to a Change in Control).

     2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

3.   ADMINISTRATION.

     3.1 Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Award shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan.

     3.2 Authority of Officers. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

     3.3 Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

          (a) to determine the persons to whom, and the time or times at which, Awards shall be granted and, if applicable, the number of shares of Stock to be subject thereto;

          (b) to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

          (c) to determine the Fair Market Value of shares of Stock or other property;

          (d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and, if applicable, any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of an Option or Purchase Right, (ii) the method of payment for shares purchased upon the exercise of the Option or Purchase Right, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Award or such shares of Stock issued or cash provided thereunder, including by the withholding or delivery of shares of Stock or cash, (iv) the timing, terms and conditions of the exercisability of the Award or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Award, (vi) the effect of the Participant's termination of Service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Award not inconsistent with the terms of the Plan;

          (e) to approve one or more forms of Option Agreement or Award Certificate;

          (f) to amend, modify, extend, cancel or renew any Award, or to waive any restrictions or conditions applicable to any Award or any shares of Stock acquired upon the exercise thereof;

          (g) to accelerate, continue, extend or defer the exercisability of any Award or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following a Participant's termination of Service with the Participating Company Group;

          (h) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

          (i) to correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Option Agreement or any Award Certificate and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

     3.4 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

     3.5 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.   SHARES SUBJECT TO PLAN.

     4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be 948,100 shares, and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise of an Award or otherwise subject to a Company repurchase option and are repurchased by the Company at the Participant's exercise price, or if shares of Restricted Stock are forfeited unvested, the shares of Stock shall again be available for issuance under the Plan. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of Options for shares of Stock that may be awarded in any year to any Participant may not exceed 316,033 shares.

     4.2 Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards (if applicable) and in the exercise price per share of any outstanding Awards (if applicable). If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 14.1) shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Awards to provide that such Awards are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

5.   ELIGIBILITY AND OPTION LIMITATIONS.

     5.1 Persons Eligible for Awards. Awards may be granted pursuant to this Plan only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, "Employees," "Consultants" and "Directors" shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are granted in connection with written offers of an employment or other service relationship with the Participating Company Group. Eligible persons may be granted more than one (1) Award.

     5.2 Option Grant Restrictions. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1.

     5.3 Fair Market Value Limitation. To the extent that Options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for Stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such Options which exceed such amount shall be treated as Nonstatutory Stock Options. For purposes of this
          Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of Stock shall be determined as of the time the Option with respect to such Stock is granted. If the Code is amended to provide for a different limitation from that set forth in this
          Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this
          Section 5.3, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

6.   TERMS AND CONDITIONS OF OPTIONS.

     Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

     6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Board; provided, however, that
          (a) the exercise price per share for an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (b) no Incentive Stock Option granted to a Ten Percent Owner Participant shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

     6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Participant shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

     6.3  Payment of Exercise Price.

          (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"),
               (iv) provided that the Participant is an Employee and in the Company's sole discretion at the time the Option is exercised, by delivery of the Participant's promissory note in a form approved by the Company for the aggregate exercise price, provided that, if the Company is incorporated in the State of Texas, the Participant shall pay in cash that portion of the aggregate exercise price not less than the par value of the shares being acquired, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by approval of or by amendment to the standard forms of Option Agreement described in Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

          (b)  Limitations on Forms of Consideration.

               (i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months or were not acquired, directly or indirectly, from the Company.

               (ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise,

               (iii) Payment by Promissory Note. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine at the time the Option is granted. The Board shall have the authority to permit or require the Participant to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of

                     Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Participant shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

     6.4 Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its discretion, the Company shall have the right to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof the Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates, the Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Participating Company Group's tax withholding obligations have been satisfied by the Participant.

     6.5 Repurchase Rights. Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its discretion at the time the Option is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

     6.6  Effect of Termination of Service.

          (a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement, an Option shall be exercisable after a Participant's termination of Service only during the applicable time period determined in accordance with this Section 6.6 and thereafter shall terminate:

               (i) Disability. If the Participant's Service with the Participating Company Group terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant (or the Participant's guardian or legal representative) at any time prior to the expiration of one
                    (1) year (or such other period of time as determined by the Board, in its discretion) after the date on which the Participant's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the "Option Expiration Date").

               (ii) Death. If the Participant's Service with the Participating
                    Company Group terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant's legal representative or other person who acquired the right to exercise the Option by reason of the Participant's death at any time prior to the expiration of one (1) year (or such other period of time as determined by the Board, in its discretion) after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date. The Participant's Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such other period of time as determined by the Board, in its discretion) after the Participant's termination of Service.

               (iii) Cause. If the Participant's Service with the Participating
                     Company Group is terminated for Cause, the Option shall terminate and cease to be exercisable immediately upon such termination of Service.

               (iv) Termination After Change in Control. Except as otherwise specified in an Option Agreement, if the Participant's Service with the Participating Company Group ceases as a result of Termination After Change in Control, then (1) the Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant (or the Participant's guardian or legal representative) at any time prior to the expiration of three (3) months (or such longer period of time as determined by the Board, in its sole discretion) after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date, and (2) any unexercisable or unvested portion of the Option shall become fully vested and exercisable as of the date on which the Participant's Service terminated.

               (v) Termination of Service. If the Participant's Service with the Participating Company Group terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant's Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such other period of time as determined by the Board, in its discretion) after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date.

          (b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.6(a) is prevented by the provisions of Section 17 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

          (c) Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.6(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant's termination of Service, or (iii) the Option Expiration Date.

     6.7 Transferability of Options. Incentive Stock Options granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Incentive Stock Options shall be exercisable during the lifetime of the Participant only by the Participant or by the Participant's guardian or legal representative (unless such exercise would disqualify an Option as an Incentive Stock Option). With the approval of the Board, the Option Agreement (other than an Incentive Stock Option) may provide that such Option may be transferred without consideration to one or more Permitted Transferees. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option or other award contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon an Option or other award shall be null and void and without effect. As used herein, "Permitted Transferees" means a member of a Participant's immediate family, trusts for the exclusive benefit of such Participant and/or such Participant's immediate family members, and partnerships or other entities in which the Participant and/or such immediate family members are the only partners, provided that no consideration is provided for the transfer. Immediate family members shall include a Participant's spouse, descendants (children, grandchildren and more remote descendants), spouses of descendants, and shall include step-children and relationships arising from legal adoption.

7.   STANDARD FORMS OF OPTION AGREEMENT.

     7.1 Option Agreement. Unless otherwise provided by the Board at the time the Option is granted, an Option shall comply with and be subject to the terms and conditions set forth in the form of Option Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.

     7.2 Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any standard form of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.

8.   AWARD AND DELIVERY OF OPTIONS TO NON-EMPLOYEE DIRECTORS

     Notwithstanding any other provision of the Plan, each Director who is not an Employee (a "Non-Employee Director") shall, shortly after the Spin-off Date and upon each date of election or re-election as a Board member, be granted a Nonstatutory Stock Option for 2,500 shares of Stock. The exercise price for any Options awarded pursuant to this Article 8 shall be equal to one hundred percent (100%) of the Fair Market Value of the shares on the date of grant. Each such Option shall fully vest at the expiration of twelve (12) months from the date of the grant. Each Non-Employee Director Option shall have a term of ten (10) years. Expiration of a Non-Employee Director's term of office shall not affect a Non-Employee Director's right to exercise its Option to the extent such Option is vested at any time prior to the expiration of the Director's term.

9.   AWARD AND DELIVERY OF RESTRICTED STOCK

     9.1 Restricted Period. At the time an award of Restricted Stock is made, the Committee shall establish a period or periods of time (each a "Restricted Period") or such other restrictions on the vesting of the Restricted Stock as it shall deem appropriate or applicable to such award. Each award of Restricted Stock may have a different Restricted Period or Restricted Periods. The Committee may, in its sole discretion, at the time an award is made, provide for the incremental lapse of Restricted Periods with respect to a portion or portions of the Restricted Stock awarded, and for the lapse or termination of restrictions upon all or any portion of the Restricted Stock upon the satisfaction of other conditions in addition to or other than the expiration of the applicable Restricted Period. The Committee may also, in its sole discretion, shorten or terminate a Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock.

     9.2 Rights and Privileges. At the time a grant of Restricted Stock is made to a Participant, a stock certificate representing a number of shares of the Company's common stock equal to the number of shares of such Restricted Stock shall be registered in the Participant's name but shall be held in custody by the Company for such Participant's account. The Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including, without limitation, the right to vote the Restricted Stock, except that, subject to the earlier lapse or termination of restrictions as herein provided, the following restrictions shall apply: (i) the Participant shall not be entitled to delivery of the stock certificate evidencing Restricted Stock until the expiration or termination of the Restricted Period applicable to such shares and the satisfaction of any other conditions prescribed by the Committee; (ii) none of the shares then subject to a Restricted Period shall be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period applicable to such shares and until the satisfaction of any other conditions prescribed by the Committee; and
          (iii) all of the shares then subject to a Restricted Period shall be forfeited and all rights of the Participant to such Restricted Stock shall terminate without further obligation on the part of the Company if the Participant ceases to be an Employee, Consultant or Director of the Company or any of its subsidiaries before the expiration or termination of such Restricted Period and the satisfaction of any other conditions prescribed by the Committee applicable to such Restricted Stock. Dividends on Restricted Stock shall be currently paid; provided, however, that in lieu of paying currently a dividend of shares of Common Stock in respect of Restricted Stock, the Committee may, in its sole discretion, register in the name of a Participant a stock certificate representing such shares of Common Stock issued as a dividend on Restricted Stock, and may cause the Company to hold such certificate in custody for the Participant's account subject to the same terms and conditions as such Restricted Stock. Upon the forfeiture of any Restricted Stock, such forfeited Restricted Stock shall be transferred to the Company without further action by the Participant.

     9.3 Expiration of Restricted Period. Upon the expiration or termination of the Restricted Period applicable to Restricted Stock and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided for herein, the restrictions applicable to the Restricted Stock to such Restricted Period shall lapse and a certificate for a number of shares of Common Stock equal to the number of shares of Restricted Stock with respect to which the restrictions have expired or terminated shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Participant. The Company shall not be required to deliver any fractional share of Common Stock but shall pay to the Participant, in lieu thereof, the product of (i) the Fair Market Value per share (determined as of the date the restrictions expire or terminate) and
          (ii) the fraction of a share to which such Participant would otherwise be entitled.

10.  AWARD AND DELIVERY OF PURCHASE RIGHTS

     10.1 Purchase Rights. At the time an award of Purchase Rights is made, the Committee shall establish a period or periods of time during which the Purchase Right may be exercised (each an "Exercise Period") or such other restrictions as it shall deem appropriate and applicable to such award. Each award of Purchase Rights may have a different Exercise Period or Exercise Periods. Each award shall specify the method of payment (which may include promissory notes) to purchase Stock and shall set forth any repurchase rights or calls applicable to the purchased Stock.

11.  ANNUAL INCENTIVE AWARDS.

     11.1 Annual Incentive Awards. The Committee may grant annual incentive awards of Stock or cash (each an "Annual Incentive Award") to such Participants as the Committee may from time to time recommend, in such amounts and subject to such terms and conditions as the Committee in its discretion may determine. The Committee shall establish the maximum amount of Annual Incentive Awards that may be granted for each Performance Cycle. Notwithstanding the foregoing, all Annual Incentive Awards shall be subject to the provisions of paragraphs (a) through
          (d) below:

          (a) Annual Incentive Awards shall be granted in connection with a 12-month Performance Cycle, which shall be the fiscal year of the Company. The first Performance Cycle under the Plan shall commence on January 1, 2002.

          (b) Subject to Section 4.1, the Committee shall determine the Participants who shall be eligible to receive an Annual Incentive Award for such Performance Cycle.

          (c) The Committee shall fix and establish, in writing, (A) the Performance Measure(s) that shall apply to such Performance Cycle, (B) an objective formula for computing the amount of the Annual Incentive Awards for such Performance Cycle, where the amount shall be based upon the attainment of various Performance Goals for the applicable Performance Measure(s).

          (d) Annual Incentive Awards shall be paid in the form of cash, Stock (including Restricted Stock) or any combination thereof, in the discretion of the Committee. A portion of any payments made in connection with an Annual Incentive Award may, at the election of the Participant, be deferred pursuant to the provisions of the Deferred Compensation Plan.

12.  PERFORMANCE-BASED AWARDS.

     12.1 Performance-Based Awards. The Committee may grant to officers and other key Employees of either the Company or any Subsidiary the prospective contingent right, expressed in Units, to receive payments of Stock, cash or any combination thereof, with each Unit equivalent in value to one share of Stock, or equivalent to such other value or monetary amount as may be designated or established by the Committee ("Performance-Based Awards"). Performance-Based Awards shall be earned by Participants only if specified Performance Goals are satisfied in the applicable Performance Cycle. The Committee shall, in its sole discretion, determine the officers and other key Employees eligible to receive Performance-Based Awards. At the time each grant of a Performance-Based Award is made, the Committee shall establish the applicable Performance Cycle, the Performance Measure and Performance Goals in respect of such Performance-Based Award. The number of shares of Stock and/or the amount of cash earned and payable in settlement of a Performance-Based Award shall be determined by the Committee at the end of the Performance Cycle.

     12.2 The Committee may grant Performance-Based Awards to a Participant in such amounts as the Committee may determine, subject to the limitations set forth in Section 4.1.

     12.3 A certificate (an "Award Certificate") for each Performance-Based Award shall provide that, in order for a Participant to earn all or a portion of the Units subject to such Performance-Based Award, the Company must achieve certain Performance Goals over a designated Performance Cycle having a minimum duration of one year. The Performance Goals and Performance Cycle shall be established by the Committee in its sole discretion. The Committee shall establish a Performance Measure for each Performance Cycle for determining the portion of the Performance-Based Award, which will be earned or forfeited, based on the extent to which the Performance Goals are achieved or exceeded. Performance Goals may include minimum, maximum and target levels of performance, with the size of the Performance-Based Award based on the level attained. Once established by the Committee and specified in the Award Certificate, and if and to the extent provided in or required by the Award Certificate, the Performance Goals and the Performance Measure in respect of any Performance-Based Award shall not be changed. The Committee may, in its discretion, eliminate or reduce (but not increase) the amount of any Performance-Based Award that otherwise would be payable to a Participant upon attainment of the Performance Goal(s) unless the Participant has a vested right under applicable employment law to receive the full Performance-Based Award.

     12.4 Performance-Based Awards may be made on such terms and conditions not inconsistent with the Plan, and in such form or forms, as the Committee may from time to time approve. Performance-Based Awards may be made alone, in addition to in tandem with, or independent of other grants and awards under the Plan. Subject to the terms of the Plan, the Committee shall, in its discretion, determine the number of Units subject to each Performance Grant made to a Participant and the Committee may impose different terms and conditions on any particular Performance-Based Award made to any Participant. The Performance Goals, the Performance Cycle and the Performance Measure applicable to a Performance Grant shall be set forth in the relevant Award Certificate.

     12.5 Each Participant shall be entitled to receive payment in an amount equal to the aggregate Fair Market Value (if the Unit is equivalent to a share of Stock), or such other value as the Committee shall specify, of the Units earned in respect of such Performance Award. Payment in settlement of a Performance-Based Award may be made in Stock, in cash, or in any combination of Stock and cash, and at such time or times, as the Committee, in its discretion, shall determine. A portion of any payments made in connection with a Performance-Based Award may, at the election of the Participant, be deferred pursuant to the provisions of the Deferred Compensation Plan.

13.  DISCRETIONARY BONUS AWARDS.

     13.1 Discretionary Bonus Awards. The Committee may grant discretionary bonus awards of Stock or cash (each a "Discretionary Bonus Award") to officers and other key Employees of either the Company or any Subsidiary, in such amounts and subject to such terms and conditions as the Committee in its discretion may determine.

     13.2 The Committee may grant Discretionary Bonus Awards to eligible Participants in such amounts as the Committee may determine, subject to the limitations set forth in Section 4.1.

     (a) 13.3 Discretionary Bonus Awards shall be paid in the form of cash, Stock (including Restricted Stock) or any combination thereof, in the discretion of the Committee. A portion of any payments made in connection with a Discretionary Bonus Award may, at the election of the Participant, be deferred pursuant to the provisions of the Deferred Compensation Plan.

14.  CHANGE IN CONTROL.

     14.1 Definitions.

          (a) An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

          (b) A "Change in Control" shall mean (i) a merger or consolidation of the Company with or into another corporation in which the Company shall not be the surviving corporation (other than a merger undertaken solely in order to reincorporate in another state) (for purposes hereof, the Company shall not be deemed the surviving corporation in any such transaction if, as the result thereof, it becomes a wholly-owned subsidiary of another corporation), (ii) a dissolution of the Company, (iii) a transfer of all or substantially all of the assets of the Company in one transaction or a series of related transactions to one or more other persons or entities, (iv) a transaction or series of transactions that results in any entity, "Person" or "Group" (as defined below), becoming the beneficial owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities, or (v) during any period of two (2) consecutive years commencing on or after January 1, 2002, individuals who at the beginning of the period constituted the Company's Board of Directors cease for any reason to constitute at least a majority, unless the election of each director who was not a director at the beginning of the period has been approved in advance by directors representing at least two-thirds (2/3) of the directors then in office who were directors at the beginning of the period; provided, however, that a "Change in Control" shall not be deemed to have occurred if the ownership of 50% or more of the combined voting power of the surviving corporation, asset transferee or Company (as the case may be), after giving effect to the transaction or series of transactions, is directly or indirectly held by (A) a trustee or other fiduciary under an employee benefit plan maintained by the Company, (B) one or more of the "executive officers" of the Company that held such positions prior to the transaction or series of transactions, or any entity, Person or Group under their control. As used herein, "Person" and "Group" shall have the meanings set forth in Sections 13(d)(3) and/or 14(d)(2) of the Securities Exchange Act of 1934, as amended, and "executive officer" shall have the meaning set forth in Rule 3b-7 promulgated under such Act.

          14.2 Effect of Change in Control on Awards. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or Parent thereof, as the case may be (the "Acquiring Corporation"), may either assume the Company's rights and obligations under outstanding Awards or substitute for outstanding Awards substantially equivalent awards, including awards for the Acquiring Corporation's stock, if applicable. For purposes of this Section 14.2, an Award shall be deemed assumed if, following the Change in Control, the Award confers the right to purchase in accordance with its terms and conditions, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Change in Control was entitled. In the event the Acquiring Corporation elects not to assume or substitute for outstanding Awards in connection with a Change in Control, the exercisability and vesting of each outstanding Award shall be accelerated for 12 months as of the date ten (10) days prior to the date of the Change in Control, provided that the Participant's Service has not terminated prior to such date. The exercise or vesting of any Award that was permissible solely by reason of this Section 14.2 shall be conditioned upon the consummation of the Change in Control. Any Award which is neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Award prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the applicable Option Agreement, Award Certificate or Stock Purchase Agreement, except as otherwise provided therein. Furthermore, notwithstanding the foregoing, if the Change in Control results from an Ownership Change Event described in Section 14.1(a)(i) and the Company is the surviving or continuing corporation and immediately after such Change in Control less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Awards shall not terminate unless the Board otherwise provides in its discretion.

15.  PROVISION OF INFORMATION.

     Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

16.  COMPLIANCE WITH SECURITIES LAW.

     16.1 The grant of an Award and the issuance of shares of Stock upon exercise of an Award, if applicable, shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. An Award may not be exercised for shares of Stock if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised for shares of Stock unless (a) a registration statement under the Securities Act shall at the time of exercise of the Award be in effect with respect to the shares of Stock issuable upon exercise of the Award or (b) in the opinion of legal counsel to the Company, the shares of Stock issuable upon exercise of the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

17.  TERMINATION OR AMENDMENT OF PLAN.

     The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and
(c) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

18.  STOCKHOLDER APPROVAL.

     Both the Plan and any increase in the maximum aggregate number of shares of Stock issuable thereunder as provided in Section 4.1 (the "Authorized Shares") shall be approved by the stockholders of the Company within twelve (12) months of the date of adoption thereof by the Board. Awards granted prior to stockholder approval of the Plan or in excess of the Authorized Shares previously approved by the stockholders shall become exercisable no earlier than the date of stockholder approval of the Plan or such increase in the Authorized Shares, as the case may be.

                                  PLAN HISTORY

February 1, 2002         Board adopts Plan, with an initial reserve of 948.35
                         shares.

February 8, 2002         Stockholders approve Plan, with an initial reserve of
                         948.35 shares.

May 21, 2002             Board adopts amended Plan, with a reserve of 948,100
                         shares.

May 24, 2002             Stockholders approve amended Plan, with a reserve of
                         948,100 shares.

July 1, 2002             Board adopts amended Plan effective as of the indicated
                         date, including discretionary bonus awards

                         WESTWOOD HOLDINGS GROUP, INC.

                                     PROXY

                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE ANNUAL MEETING TO BE HELD ON APRIL 24, 2003

The undersigned hereby appoints Susan M. Byrne or Brian O. Casey, and each of them, jointly and severally, as the undersigned's proxy or proxies, with full power of substitution, to vote all shares of common stock of Westwood Holdings Group, Inc. which the undersigned is entitled to vote at the annual meeting of the common stockholders to be held at The Crescent Club, 200 Crescent Court, Suite 1700, Dallas, Texas 75201 on Thursday, April 24, 2003, at 10:00 a.m., Dallas, Texas time, and any postponements or adjournments thereof, as fully as the undersigned could if personally present, upon the Proposals set forth below, revoking any proxy or proxies heretofore given.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

      (Continued, and to be marked, dated and signed, on the other side.)

                             .FOLD AND DETACH HERE.

The board of directors recommend a vote FOR Proposals     Please mark your
1, 2, 3 and 4                                             votes as indicated
                                                          in this example.  [X]

1. The election of the following five directors to hold office until the next annual meeting of Westwood's stockholders and until their respective successors shall have been duly elected and qualified.
    [_] FOR ALL NOMINEES (except for the names struck out below) [_] WITHHOLD AUTHORITY FOR ALL NOMINEES
    (Susan M. Byrne, Brian O. Casey, Frederick R. Meyer, Jon L. Mosle, Jr. and Raymond E. Wooldridge)
    INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through that nominee's name above.
2.  The approval of Westwood's Stock Incentive Plan.
    [_] FOR                      [_] AGAINST                 [_] ABSTAIN
3. The approval of the material terms of the annual incentive award for the chief executive officer, effective January 1, 2003.
    [_] FOR                      [_] AGAINST                 [_] ABSTAIN
4. The ratification of Deloitte & Touche LLP as Westwood's independent auditors for the year ending December 31, 2003.
    [_] FOR                      [_] AGAINST                 [_] ABSTAIN
5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

                                                           Date         /
                                                           ---------------------

                                                   _____________________________
                                                   Signature

                                                   _____________________________
                                                   Signature, If Jointly Held

                                           If acting as Attorney, Executor,
                                           Trustee, or in other representative
                                           capacity, please sign name and title.

                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE